UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2018

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 572-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2018, Ladenburg Thalmann & Co. Inc. ("Ladenburg"), a subsidiary of Ladenburg Thalmann Financial Services Inc. (the "Company"), entered into a 3rd Amendment and Lease Extension Agreement (the "Extension Agreement") with Frost Real Estate Holdings, LLC ("FREH"), an entity affiliated with Phillip Frost, M.D., the Company’s chairman of the board and principal shareholder, which provides for a five-year extension of its office lease (the "Lease Extension"). The Extension Agreement amends and extends a prior lease between Ladenburg and FREH that expired on February 28, 2018. The Lease Extension is for 14,050 square feet of space in an office building in Miami, Florida, where the Company’s principal executive offices and a branch office of Ladenburg are located. Rental payments for the period from March 1, 2018 to February 28, 2019 are $42,590 per month, plus applicable sales tax, with rental payments increasing 3.25% per annum thereafter. The rent is inclusive of operating expenses, property taxes and parking. The term of the lease commences effective as of March 1, 2018 and Ladenburg has two five-year renewal options. The foregoing is a summary of the Extension Agreement. A copy of the Extension Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As described in Item 1.01 of this current report, the Company's subsidiary, Ladenburg, entered into the Extension Agreement with FREH. On February 28, 2018, the Company’s Audit Committee (the committee responsible for reviewing and approving all related party transactions) approved the Extension Agreement with FREH and granted an exception under the Company’s Code of Business Conduct and Ethics in order to permit Ladenburg to enter into such arrangements.

Item 9.01 Financial Statements and Exhibits.

10.1 3rd Amendment and Lease Extension Agreement, dated as of March 1, 2018, between Ladenburg Thalmann & Co. Inc. and Frost Real Estate Holdings, LLC.

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Exhibit Index

Exhibit No.	Description

10.1	3rd Amendment and Lease Extension Agreement, dated as of March 1, 2018, between Ladenburg Thalmann & Co. Inc. and Frost Real Estate Holdings, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

March 6, 2018	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Senior Vice President and Chief Financial Officer

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